Consolidated Financial Summary
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:			Twelve Months Ended		Percentage
	Dec 31, 2025	Sep 30, 2025	Dec 31, 2024	Sep 30, 2025	Dec 31, 2024		Dec 31, 2025	Dec 31, 2024	Change
Net revenues
Institutional Securities	$7,931	$8,523	$7,267	(7%)%)	9%	%	$33,080	$28,080	18%	%
Wealth Management	8,429	8,234	7,478	2% %	13%	%	31,754	28,420	12%	%
Investment Management	1,720	1,651	1,643	4% %	5%	%	6,525	5,861	11%	%
Intersegment Eliminations	(190)	(184)	(165)	(3%)%)	(15%)%)		(714)	(600)	(19%)%)
Net revenues (1)	$17,890	$18,224	$16,223	(2%)%)	10%	%	$70,645	$61,761	14%	%

Provision for credit losses	$18	$—	$115	*	(84%)%)		$349	$264	32%	%

Non-interest expenses
Institutional Securities	$5,226	$5,340	$4,748	(2%)%)	10%	%	$21,541	$19,129	13%	%
Wealth Management	5,810	5,736	5,388	1% %	8%	%	22,414	20,618	9%	%
Investment Management	1,252	1,287	1,229	(3%)%)	2%	%	5,047	4,724	7%	%
Intersegment Eliminations	(176)	(167)	(163)	(5%)%)	(8%)%)		(660)	(570)	(16%)%)
Non-interest expenses (1)(2)	$12,112	$12,196	$11,202	(1%)%)	8%	%	$48,342	$43,901	10%	%

Income before provision for income taxes
Institutional Securities	$2,663	$3,182	$2,441	(16%)%)	9%	%	$11,237	$8,749	28%	%
Wealth Management	2,643	2,499	2,053	6% %	29%	%	9,293	7,740	20%	%
Investment Management	468	364	414	29% %	13%	%	1,478	1,137	30%	%
Intersegment Eliminations	(14)	(17)	(2)	18% %	*		(54)	(30)	(80%)%)
Income before provision for income taxes	$5,760	$6,028	$4,906	(4%)%)	17%	%	$21,954	$17,596	25%	%

Net Income applicable to Morgan Stanley
Institutional Securities	$2,049	$2,468	$1,891	(17%)%)	8%	%	$8,650	$6,666	30%	%
Wealth Management	2,009	1,889	1,514	6% %	33%	%	7,130	5,888	21%	%
Investment Management	349	266	310	31% %	13%	%	1,122	859	31%	%
Intersegment Eliminations	(10)	(13)	(1)	23% %	*		(41)	(23)	(78%)%)
Net Income applicable to Morgan Stanley	$4,397	$4,610	$3,714	(5%)%)	18%	%	$16,861	$13,390	26%	%
Earnings applicable to Morgan Stanley common shareholders	$4,250	$4,450	$3,564	(4%)%)	19%	%	$16,249	$12,800	27%	%

Notes:
-	Firm net revenues excluding mark-to-market gains and losses on deferred cash-based compensation plans (DCP), which represents a non‐GAAP financial measure, were: 4Q25: $17,895 million, 3Q25: $17,976 million, 4Q24: $16,232 million, 4Q25 YTD: $70,174 million, 4Q24 YTD: $61,398 million.
-	Firm compensation expenses excluding DCP, which represents a non‐GAAP financial measure, were: 4Q25: $6,968 million, 3Q25: $7,142 million, 4Q24: $6,197 million, 4Q25 YTD: $28,452 million, 4Q24 YTD: $25,506 million.
-	The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Financial Metrics, Ratios and Statistical Data
(unaudited)

	Quarter Ended						Percentage Change From:		Twelve Months Ended				Percentage
	Dec 31, 2025		Sep 30, 2025		Dec 31, 2024		Sep 30, 2025	Dec 31, 2024	Dec 31, 2025		Dec 31, 2024		Change

Financial Metrics:

Earnings per basic share	$2.72		$2.83		$2.25		(4%)%)	21% %	$10.32		$8.04		28% %
Earnings per diluted share	$2.68		$2.80		$2.22		(4%)%)	21% %	$10.21		$7.95		28% %

Return on average common equity	16.9%	%	18.0%	%	15.2%	%			16.6%	%	14.0%	%
Return on average tangible common equity	21.8%	%	23.5%	%	20.2%	%			21.6%	%	18.8%	%

Book value per common share	$64.37		$62.98		$58.98				$64.37		$58.98
Tangible book value per common share	$50.00		$48.64		$44.57				$50.00		$44.57

Financial Ratios:

Pre-tax margin	32%	%	33%	%	30%	%			31%	%	28%	%
Compensation and benefits as a % of net revenues	39%	%	41%	%	39%	%			41%	%	42%	%
Non-compensation expenses as a % of net revenues	28%	%	26%	%	30%	%			27%	%	29%	%
Firm expense efficiency ratio (1)	68%	%	67%	%	69%	%			68%	%	71%	%
Effective tax rate	23.2%	%	22.8%	%	24.1%	%			22.5%	%	23.1%	%

Statistical Data:

Period end common shares outstanding (millions)	1,583		1,591		1,607		(1%)%)	(1%)%)
Average common shares outstanding (millions)
Basic	1,564		1,571		1,583		—% %	(1%)%)	1,574		1,591		(1%)%)
Diluted	1,586		1,590		1,608		—% %	(1%)%)	1,592		1,611		(1%)%)

Worldwide employees	82,992		82,398		80,478		1% %	3% %

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated and U.S. Bank Supplemental Financial Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:				Twelve Months Ended		Percentage
	Dec 31, 2025	Sep 30, 2025	Dec 31, 2024	Sep 30, 2025		Dec 31, 2024		Dec 31, 2025	Dec 31, 2024	Change

Consolidated Balance sheet

Total assets	$1,420,270	$1,364,806	$1,215,071	4%	%	17%	%
Loans (1)	$289,099	$277,307	$246,814	4%	%	17%	%
Deposits	$415,523	$405,480	$376,007	2%	%	11%	%
Long-term debt outstanding	$341,681	$324,128	$284,307	5%	%	20%	%
Maturities of long-term debt outstanding (next 12 months)	$26,236	$25,439	$21,924	3%	%	20%	%

Average liquidity resources	$385,884	$368,090	$345,440	5%	%	12%	%

Common equity	$101,882	$100,212	$94,761	2%	%	8%	%
Less: Goodwill and intangible assets	(22,735)	(22,820)	(23,157)	—%	%	(2%)%)
Tangible common equity	$79,147	$77,392	$71,604	2%	%	11%	%

Preferred equity	$9,750	$9,750	$9,750	—%	%	—%	%

U.S. Bank Supplemental Financial Information
Total assets	$487,294	$471,733	$434,812	3%	%	12%	%
Loans	$276,967	$263,296	$232,903	5%	%	19%	%
Investment securities portfolio (2)	$132,611	$132,627	$124,343	—%	%	7%	%
Deposits	$408,129	$397,927	$369,730	3%	%	10%	%

Regional revenues
Americas	$13,784	$13,663	$12,537	1%	%	10%	%	$52,897	$46,929	13%	%
EMEA (Europe, Middle East, Africa)	1,956	1,939	1,672	1%	%	17%	%	8,328	7,197	16%	%
Asia	2,150	2,622	2,014	(18%)%)		7%	%	9,420	7,635	23%	%
Consolidated net revenues	$17,890	$18,224	$16,223	(2%)%)		10%	%	$70,645	$61,761	14%	%

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Average Common Equity and Regulatory Capital Information
(unaudited, dollars in billions)

	Quarter Ended						Percentage Change From:				Twelve Months Ended		Percentage
	Dec 31, 2025		Sep 30, 2025		Dec 31, 2024		Sep 30, 2025		Dec 31, 2024		Dec 31, 2025	Dec 31, 2024	Change

Average Common Equity
Institutional Securities	$48.4		$48.4		$45.0		—%	%	8%	%	$48.4	$45.0	8%	%
Wealth Management	29.4		29.4		29.1		—%	%	1%	%	29.4	29.1	1%	%
Investment Management	10.6		10.6		10.8		—%	%	(2%)%)		10.6	10.8	(2%)%)
Parent Company	12.5		10.3		9.0		21%	%	39%	%	9.6	6.8	41%	%
Firm	$100.9		$98.7		$93.9		2%	%	7%	%	$98.0	$91.7	7%	%

Regulatory Capital (1)

Common Equity Tier 1 capital	$83.2		$81.3		$75.1		2%	%	11%	%
Tier 1 capital	$92.8		$91.0		$84.8		2%	%	9%	%

Standardized Approach
Risk-weighted assets	$553.4		$539.3		$471.8		3%	%	17%	%
Common Equity Tier 1 capital ratio	15.0%	%	15.1%	%	15.9%	%
Tier 1 capital ratio	16.8%	%	16.9%	%	18.0%	%

Advanced Approach
Risk-weighted assets	$515.9		$518.0		$477.3		—%	%	8%	%
Common Equity Tier 1 capital ratio	16.1%	%	15.7%	%	15.7%	%
Tier 1 capital ratio	18.0%	%	17.6%	%	17.8%	%

Leverage-based capital
Tier 1 leverage ratio	6.7%	%	6.8%	%	6.9%	%
Supplementary Leverage Ratio	5.4%	%	5.5%	%	5.6%	%

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Institutional Securities
Income Statement Information, Financial Metrics and Ratios
(unaudited, dollars in millions)

	Quarter Ended						Percentage Change From:			Twelve Months Ended				Percentage
	Dec 31, 2025		Sep 30, 2025		Dec 31, 2024		Sep 30, 2025	Dec 31, 2024		Dec 31, 2025		Dec 31, 2024		Change
Revenues:

Advisory	$1,133		$684		$779		66% %	45%	%	$2,888		$2,378		21%	%
Equity	494		652		455		(24%)%)	9%	%	1,965		1,599		23%	%
Fixed income	785		772		407		2% %	93%	%	2,766		2,193		26%	%
Underwriting	1,279		1,424		862		(10%)%)	48%	%	4,731		3,792		25%	%
Investment banking	2,412		2,108		1,641		14% %	47%	%	7,619		6,170		23%	%

Equity	3,666		4,116		3,325		(11%)%)	10%	%	15,631		12,230		28%	%
Fixed income	1,763		2,169		1,931		(19%)%)	(9%)%)		8,716		8,418		4%	%
Other	90		130		370		(31%)%)	(76%)%)		1,114		1,262		(12%)%)

Net revenues	7,931		8,523		7,267		(7%)%)	9%	%	33,080		28,080		18%	%

Provision for credit losses	42		1		78		*	(46%)%)		302		202		50%	%

Compensation and benefits	2,079		2,422		1,764		(14%)%)	18%	%	9,785		8,669		13%	%
Non-compensation expenses	3,147		2,918		2,984		8% %	5%	%	11,756		10,460		12%	%
Total non-interest expenses	5,226		5,340		4,748		(2%)%)	10%	%	21,541		19,129		13%	%

Income before provision for income taxes	2,663		3,182		2,441		(16%)%)	9%	%	11,237		8,749		28%	%
Net income applicable to Morgan Stanley	$2,049		$2,468		$1,891		(17%)%)	8%	%	$8,650		$6,666		30%	%

Pre-tax margin	34%	%	37%	%	34%	%				34%	%	31%	%
Compensation and benefits as a % of net revenues	26%	%	28%	%	24%	%				30%	%	31%	%
Non-compensation expenses as a % of net revenues	40%	%	34%	%	41%	%				36%	%	37%	%

Return on Average Common Equity	16%	%	19%	%	16%	%				17%	%	14%	%
Return on Average Tangible Common Equity (1)	16%	%	20%	%	16%	%				17%	%	14%	%

Trading VaR (Average Daily 95% / One-Day VaR)	$51		$59		$46

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Wealth Management
Income Statement Information, Financial Metrics and Ratios
(unaudited, dollars in millions)

	Quarter Ended						Percentage Change From:				Twelve Months Ended				Percentage
	Dec 31, 2025		Sep 30, 2025		Dec 31, 2024		Sep 30, 2025		Dec 31, 2024		Dec 31, 2025		Dec 31, 2024		Change
Revenues:
Asset management	$5,031		$4,789		$4,417		5%	%	14%	%	$18,627		$16,501		13%	%
Transactional	1,143		1,308		973		(13%)%)		17%	%	4,588		3,864		19%	%
Net interest income	2,108		1,991		1,885		6%	%	12%	%	7,911		7,313		8%	%
Other	147		146		203		1%	%	(28%)%)		628		742		(15%)%)
Net revenues (1)	8,429		8,234		7,478		2%	%	13%	%	31,754		28,420		12%	%

Provision for credit losses	(24)		(1)		37		*		*		47		62		(24%)%)

Compensation and benefits (1)	4,416		4,388		3,950		1%	%	12%	%	16,950		15,207		11%	%
Non-compensation expenses	1,394		1,348		1,438		3%	%	(3%)%)		5,464		5,411		1%	%
Total non-interest expenses	5,810		5,736		5,388		1%	%	8%	%	22,414		20,618		9%	%

Income before provision for income taxes	2,643		2,499		2,053		6%	%	29%	%	9,293		7,740		20%	%
Net income applicable to Morgan Stanley	$2,009		$1,889		$1,514		6%	%	33%	%	$7,130		$5,888		21%	%

Pre-tax margin	31%	%	30%	%	27%	%					29%	%	27%	%
Compensation and benefits as a % of net revenues	52%	%	53%	%	53%	%					53%	%	54%	%
Non-compensation expenses as a % of net revenues	17%	%	16%	%	19%	%					17%	%	19%	%

Return on Average Common Equity	27%	%	25%	%	20%	%					24%	%	20%	%
Return on Average Tangible Common Equity (2)	48%	%	45%	%	38%	%					43%	%	37%	%

Notes:
-	Wealth Management net revenues excluding DCP, which represents a non‐GAAP financial measure, were: 4Q25: $8,450 million, 3Q25: $8,028 million, 4Q24: $7,504 million, 4Q25 YTD: $31,406 million, 4Q24 YTD: $28,181 million.
-	Wealth Management compensation expenses excluding DCP, which represents a non‐GAAP financial measure, were: 4Q25: $4,350 million, 3Q25: $4,166 million, 4Q24: $3,892 million, 4Q25 YTD: $16,415 million, 4Q24 YTD: $14,776 million.
-	The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Wealth Management
Financial Information and Statistical Data
(unaudited, dollars in billions)

	Quarter Ended						Percentage Change From:
	Dec 31, 2025		Sep 30, 2025		Dec 31, 2024		Sep 30, 2025		Dec 31, 2024

Wealth Management Metrics

Total client assets	$7,381		$7,054		$6,194		5%	%	19%	%
Net new assets	$122.3		$81.0		$56.5		51%	%	116%	%
U.S. Bank loans	$181.2		$173.9		$159.5		4%	%	14%	%
Margin and other lending (1)	$31.2		$27.9		$28.3		12%	%	10%	%
Deposits (2)	$408		$398		$370		3%	%	10%	%
Annualized weighted average cost of deposits
Period end	2.51%	%	2.72%	%	2.73%	%
Period average	2.67%	%	2.88%	%	2.94%	%

Advisor-led channel

Advisor-led client assets	$5,715		$5,414		$4,758		6%	%	20%	%

Fee-based client assets	$2,753		$2,653		$2,347		4%	%	17%	%
Fee-based asset flows	$45.6		$41.9		$35.2		9%	%	30%	%
Fee-based assets as a % of advisor-led client assets	48%	%	49%	%	49%	%

Self-directed channel

Self-directed client assets	$1,667		$1,639		$1,437		2%	%	16%	%
Daily average revenue trades (000's)	1,116		1,012		911		10%	%	23%	%
Self-directed households (millions)	8.5		8.4		8.3		1%	%	2%	%

Workplace channel

Stock plan unvested assets	$534		$534		$475		—%	%	12%	%
Number of stock plan participants (millions) (3)	6.5		6.6		6.6		(2%)%)		(2%)%)

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Investment Management
Income Statement Information, Financial Metrics and Ratios
(unaudited, dollars in millions)

	Quarter Ended						Percentage Change From:				Twelve Months Ended				Percentage
	Dec 31, 2025		Sep 30, 2025		Dec 31, 2024		Sep 30, 2025		Dec 31, 2024		Dec 31, 2025		Dec 31, 2024		Change
Revenues:
Asset management and related fees	$1,649		$1,534		$1,555		7%	%	6%	%	$6,068		$5,627		8%	%
Performance-based income and other	71		117		88		(39%)%)		(19%)%)		457		234		95%	%
Net revenues	1,720		1,651		1,643		4%	%	5%	%	6,525		5,861		11%	%

Compensation and benefits	568		632		575		(10%)%)		(1%)%)		2,481		2,302		8%	%
Non-compensation expenses	684		655		654		4%	%	5%	%	2,566		2,422		6%	%
Total non-interest expenses	1,252		1,287		1,229		(3%)%)		2%	%	5,047		4,724		7%	%

Income before provision for income taxes	468		364		414		29%	%	13%	%	1,478		1,137		30%	%
Net income applicable to Morgan Stanley	$349		$266		$310		31%	%	13%	%	$1,122		$859		31%	%

Pre-tax margin	27%	%	22%	%	25%	%					23%	%	19%	%
Compensation and benefits as a % of net revenues	33%	%	38%	%	35%	%					38%	%	39%	%
Non-compensation expenses as a % of net revenues	40%	%	40%	%	40%	%					39%	%	41%	%

Return on Average Common Equity	13%	%	10%	%	11%	%					11%	%	8%	%
Return on Average Tangible Common Equity (1)	138%	%	105%	%	109%	%					111%	%	76%	%

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Investment Management
Financial Information and Statistical Data
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:				Twelve Months Ended		Percentage
	Dec 31, 2025	Sep 30, 2025	Dec 31, 2024	Sep 30, 2025		Dec 31, 2024		Dec 31, 2025	Dec 31, 2024	Change

Assets Under Management or Supervision (AUM)

Net Flows by Asset Class
Equity	$(11.1)	$(6.1)	$(6.7)	(82%)%)		(66%)%)		$(24.7)	$(27.0)	9%	%
Fixed Income	8.0	8.4	8.0	(5%)%)		—%	%	26.2	16.2	62%	%
Alternatives and Solutions	4.8	14.2	3.0	(66%)%)		60%	%	32.9	28.8	14%	%
Long-Term Net Flows	1.7	16.5	4.3	(90%)%)		(60%)%)		34.4	18.0	91%	%

Liquidity and Overlay Services	68.0	24.8	66.8	174%	%	2%	%	46.5	64.5	(28%)%)

Total Net Flows	$69.7	$41.3	$71.1	69%	%	(2%)%)		$80.9	$82.5	(2%)%)

Assets Under Management or Supervision by Asset Class
Equity	$314	$329	$312	(5%)%)		1%	%
Fixed Income	234	224	192	4%	%	22%	%
Alternatives and Solutions	703	683	593	3%	%	19%	%
Long‐Term Assets Under Management or Supervision	1,251	1,236	1,097	1%	%	14%	%

Liquidity and Overlay Services	644	571	569	13%	%	13%	%

Total Assets Under Management or Supervision	$1,895	$1,807	$1,666	5%	%	14%	%

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Loans and Lending Commitments
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Dec 31, 2025	Sep 30, 2025	Dec 31, 2024	Sep 30, 2025		Dec 31, 2024

Institutional Securities

Loans:
Corporate	$14.2	$15.9	$15.9	(11%)%)		(11%)%)
Secured lending facilities	70.8	66.1	51.2	7%	%	38%	%
Commercial and residential real estate	12.0	12.2	11.1	(2%)%)		8%	%
Securities-based lending and other	10.7	9.2	8.9	16%	%	20%	%

Total Loans	107.7	103.4	87.1	4%	%	24%	%

Lending Commitments	188.9	183.7	157.2	3%	%	20%	%

Institutional Securities Loans and Lending Commitments	$296.6	$287.1	$244.3	3%	%	21%	%

Wealth Management

Loans:
Securities-based lending and other	$109.0	$103.1	$92.9	6%	%	17%	%
Residential real estate	72.3	70.8	66.6	2%	%	9%	%

Total Loans	181.3	173.9	159.5	4%	%	14%	%

Lending Commitments	20.3	18.4	19.3	10%	%	5%	%

Wealth Management Loans and Lending Commitments	$201.6	$192.3	$178.8	5%	%	13%	%

Consolidated Loans and Lending Commitments (1)	$498.2	$479.4	$423.1	4%	%	18%	%

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Loans and Lending Commitments
Allowance for Credit Losses (ACL) as of December 31, 2025
(unaudited, dollars in millions)

	Loans and Lending Commitments	ACL (1)	ACL %		Q4 Provision
	(Gross)
Loans:
Held For Investment (HFI)

Corporate	$7,277	$260	3.6%	%	$34
Secured lending facilities	69,149	201	0.3%	%	4
Commercial and residential real estate	8,039	283	3.5%	%	(8)
Other	3,780	20	0.5%	%	1
Institutional Securities - HFI	$88,245	$764	0.9%	%	$31

Wealth Management - HFI	181,604	368	0.2%	%	(26)

Held For Investment	$269,849	$1,132	0.4%	%	$5

Held For Sale	9,435

Fair Value	10,853

Total Loans	290,137	1,132			5

Lending Commitments	209,205	798	0.4%	%	13

Consolidated Loans and Lending Commitments	$499,342	$1,930			$18

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Definition of U.S. GAAP to Non-GAAP Measures

(a)	We prepare our financial statements using U.S. GAAP. From time to time, we may disclose certain “non‐GAAP financial measures” in this document or in the course of our earnings releases, earnings and other conference calls, financial presentations, definitive proxy statements and other public disclosures. A “non‐GAAP financial measure” excludes, or includes, amounts from the most directly comparable measure calculated and presented in accordance with U.S. GAAP. We consider the non‐GAAP financial measures we disclose to be useful to us, investors, analysts and other stakeholders by providing further transparency about, or an alternate means of assessing or comparing our financial condition, operating results and capital adequacy. These measures are not in accordance with, or a substitute for, U.S. GAAP and may be different from or inconsistent with non‐GAAP financial measures used by other companies. Whenever we refer to a non‐GAAP financial measure, we will also generally define it or present the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP, along with a reconciliation of the differences between the U.S. GAAP financial measure and the non‐GAAP financial measure. We present certain non‐GAAP financial measures that exclude the impact of mark‐to-market gains and losses on DCP investments from net revenues and compensation expenses. The impact of DCP is primarily reflected in our Wealth Management business segment results. These measures allow for better comparability of period‐to‐period underlying operating performance and revenue trends, especially in our Wealth Management business segment. By excluding the impact of these items, we are better able to describe the business drivers and resulting impact to net revenues and corresponding change to the associated compensation expenses. For more information, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Executive Summary” in the 2024 Form 10‐K.
(b)	The following are considered non‐GAAP financial measures:
	-	Tangible common equity represents common shareholders’ equity less goodwill and intangible assets net of allowable mortgage servicing rights deduction. In addition, we believe that certain ratios that utilize tangible common equity, such as return on average tangible common equity (“ROTCE”) and tangible book value per common share, also non‐GAAP financial measures, are useful for evaluating the operating performance and capital adequacy of the business period‐to‐period, respectively.
	-	ROTCE represents annualized earnings applicable to Morgan Stanley common shareholders as a percentage of average tangible common equity.
	-	Tangible book value per common share represents tangible common equity divided by common shares outstanding.
	-	Segment return on average common equity and return on average tangible common equity represent net income applicable to Morgan Stanley by segment less preferred dividends allocated to each segment, annualized as a percentage of average common equity and average tangible common equity, respectively, allocated to each segment. The amount of capital allocated to the business segments is generally set at the beginning of each year and remains fixed throughout the year until the next annual reset unless a significant business change occurs (e.g., acquisition or disposition).
	-	Net revenues excluding DCP represents net revenues adjusted for the impact of mark‐to‐market gains and losses on economic hedges associated with certain employee deferred cash‐based compensation plans.
	-	Compensation expense excluding DCP represents compensation adjusted for the impact related to certain employee deferred cash‐based compensation plans linked to investment performance.

Definitions of Performance Metrics and Terms

Our earnings releases, earnings conference calls, financial presentations and other communications may also include certain metrics that we believe to be useful to us, investors, analysts and other stakeholders by providing further transparency about, or an additional means of assessing, our financial condition and operating results.

Page 1:
(a)	Provision for credit losses represents the provision for credit losses on loans held for investment and unfunded lending commitments.
(b)	Net income applicable to Morgan Stanley represents net income, less net income applicable to nonredeemable noncontrolling interests.
(c)	Earnings applicable to Morgan Stanley common shareholders represents net income applicable to Morgan Stanley, less preferred dividends.

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(a)	Return on average common equity represents annualized earnings applicable to Morgan Stanley common shareholders as a percentage of average common equity.
(b)	Return on average tangible common equity represents a non‐GAAP financial measure.
(c)	Book value per common share represents common equity divided by period end common shares outstanding.
(d)	Tangible book value per common share represents a non‐GAAP financial measure.
(e)	Pre‐tax margin represents income before provision for income taxes as a percentage of net revenues.
(f)	The Firm expense efficiency ratio represents total non‐interest expenses as a percentage of net revenues.

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(a)	Liquidity Resources, which are primarily held within the Parent Company and its major operating subsidiaries, are comprised of high quality liquid assets (HQLA) and cash deposits with banks. The total amount of Liquidity Resources is actively managed by us considering the following components: unsecured debt maturity profile; balance sheet size and composition; funding needs in a stressed environment, inclusive of contingent cash outflows; legal entity, regional and segment liquidity requirements; regulatory requirements; and collateral requirements. Average Liquidity Resources represents the average daily balance for the three months ended December 31, 2025, September 30, 2025 and December 31, 2024.
(b)	Our goodwill and intangible balances utilized in the calculation of tangible common equity are net of allowable mortgage servicing rights deduction.
(c)	Tangible common equity represents a non‐GAAP financial measure.
(d)	U.S. Bank refers to our U.S. Bank Subsidiaries, Morgan Stanley Bank N.A. and Morgan Stanley Private Bank, National Association, and excludes transactions between the bank subsidiaries, as well as deposits from the Parent Company and affiliates.
(e)	Firmwide regional revenues reflect our consolidated net revenues on a managed basis. Further discussion regarding the geographic methodology for net revenues is disclosed in Note 22 to the consolidated financial statements included in the 2024 Form 10‐K.

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(a)	Our attribution of average common equity to the business segments is based on the Required Capital framework, an internal capital adequacy measure. This framework is a risk‐based and leverage‐based capital measure, which is compared with our regulatory capital to ensure that we maintain an amount of going concern capital after absorbing potential losses from stress events, where applicable, at a point in time. The amount of capital allocated to the business segments is generally set at the beginning of each year and remains fixed throughout the year until the next annual reset unless a significant business change occurs (e.g., acquisition or disposition). We define the difference between our total average common equity and the sum of the average common equity amounts allocated to our business segments as Parent Company common equity. The Required Capital framework is based on our regulatory capital requirements. We continue to evaluate our Required Capital framework with respect to the impact of evolving regulatory requirements, as appropriate. For further discussion of the framework, refer to "Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources – Regulatory Requirements" in the 2024 Form 10‐K.
(b)	Our risk‐based capital ratios are computed under each of (i) the standardized approaches for calculating credit risk and market risk risk‐weighted assets (RWAs) (“Standardized Approach”) and (ii) the applicable advanced approaches for calculating credit risk, market risk and operational risk RWAs (“Advanced Approach”). For information on the calculation of regulatory capital and ratios, and associated regulatory requirements, please refer to "Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources – Regulatory Requirements" in the 2024 Form 10‐K.
(c)	Supplementary leverage ratio represents Tier 1 capital divided by the total supplementary leverage exposure.

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(a)	Institutional Securities Equity and Fixed income net revenues include trading, net interest income (interest income less interest expense), asset management, commissions and fees, investments and other revenues which are directly attributable to those businesses.
(b)	Pre‐tax margin represents income before provision for income taxes as a percentage of net revenues.
(c)	VaR represents the unrealized loss in portfolio value that, based on historically observed market risk factor movements, would have been exceeded with a frequency of 5%, or five times in every 100 trading days, if the portfolio were held constant for one day. Further discussion of the calculation of VaR and the limitations of our VaR methodology, is disclosed in "Quantitative and Qualitative Disclosures about Risk" included in the 2024 Form 10‐K.

Page 6:
(a)	Transactional revenues for the Wealth Management segment includes investment banking, trading, and commissions and fee revenues.
(b)	Net interest income represents interest income less interest expense.
(c)	Other revenues for the Wealth Management segment includes investments and other revenues.
(d)	Pre‐tax margin represents income before provision for income taxes as a percentage of net revenues.

Definitions of Performance Metrics and Terms

Our earnings releases, earnings conference calls, financial presentations and other communications may also include certain metrics that we believe to be useful to us, investors, analysts and other stakeholders by providing further transparency about, or an additional means of assessing, our financial condition and operating results.

Page 7:
(a)	Client assets represent those for which Wealth Management is providing services including financial advisor‐led brokerage, custody, administrative and investment advisory services; self-directed brokerage and investment advisory services; financial and wealth planning services; workplace services, including stock plan administration, and retirement plan services.
(b)	Net new assets represent client asset inflows, inclusive of interest, dividends and asset acquisitions, less client asset outflows, and exclude the impact of business combinations/divestitures and the impact of fees and commissions.
(c)	Margin and other lending represents margin lending arrangements, which allow customers to borrow against the value of qualifying securities and other lending which includes non‐purpose securities‐based lending on non‐bank entities.
(d)	Deposits reflect liabilities sourced from Wealth Management clients and other sources of funding on our U.S. Bank Subsidiaries. Deposits include sweep deposit programs, savings and other deposits, and time deposits.
(e)	Annualized weighted average cost of deposits represents the total annualized weighted average cost of the various deposit products, including the effect of related hedging derivatives. The period end cost of deposits is based upon balances and rates as of December 31, 2025, September 30, 2025 and December 31, 2024. The period average is based on daily balances and rates for the period.
(f)	Advisor‐led client assets represent client assets in accounts that have a Wealth Management representative assigned.
(g)	Fee‐based client assets represent the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
(h)	Fee‐based asset flows include net new fee‐based assets (including asset acquisitions), net account transfers, dividends, interest and client fees, and exclude institutional cash management related activity. For a description of the Inflows and Outflows included in Fee‐based asset flows, see Fee‐based client assets in the 2024 Form 10‐K.
(i)	Self‐directed client assets represent active accounts which are not advisor-led. Active accounts are defined as having at least $25 in assets.
(j)	Daily average revenue trades (DARTs) represent the total self‐directed trades in a period divided by the number of trading days during that period.
(k)	Self‐directed households represent the total number of households that include at least one active account with self‐directed assets. Individual households or participants that are engaged in one or more of our Wealth Management channels are included in each of the respective channel counts.
(l)	The workplace channel assets includes equity compensation solutions for companies, their executives and employees. Stock plan unvested assets represent the market value of public company securities at the end of the period.
(m)	Stock plan participants represent total accounts with vested and/or unvested stock plan assets in the workplace channel. Individuals with accounts in multiple plans are counted as participants in each plan.

Page 8:
(a)	Asset management and related fees represents management and administrative fees, distribution fees, and performance‐based fees, not in the form of carried interest. Asset management and related fees represents Asset management as reported on our consolidated income statement.
(b)	Performance‐based income and other includes performance‐based fees in the form of carried interest, gains and losses from investments, gains and losses from hedges on seed capital and certain employee deferred compensation plans, net interest, and other revenues. Performance‐based income and other represents investments, investment banking, trading, net interest and other revenues as reported on our consolidated income statement.
(c)	Pre‐tax margin represents income before provision for income taxes as a percentage of net revenues.

Page 9:
(a)	Investment Management Alternatives and Solutions asset class includes products in Fund of Funds, Real Estate, Private Equity and Credit strategies, Multi‐Asset portfolios, as well as Custom Separate Account portfolios.
(b)	Investment Management net flows include new commitments, investments or reinvestments, net of client redemptions, returns of capital post-fund investment period and dividends not reinvested and excludes the impact of the transition of funds from their commitment period to the invested capital period.
(c)	Overlay Services represents investment strategies that use passive exposure instruments to obtain, offset, or substitute specific portfolio exposures beyond those provided by the underlying holdings of the fund.
(d)	Total assets under management or supervision excludes shares of minority stake assets which represent the Investment Management business segment’s proportional share of assets managed by third-party asset managers in which we hold investments accounted for under the equity method.

Page 10 and 11:
(a)	Corporate loans include relationship and event-driven loans and typically consist of revolving lines of credit, term loans and bridge loans.
(b)	Secured lending facilities include loans provided to clients, which are primarily secured by loans, which are, in turn, collateralized by various assets including residential real estate, commercial real estate, corporate and financial assets.
(c)	Securities-based lending and other includes financing extended to sales and trading customers and corporate loans purchased in the secondary market.
(d)	Institutional Securities Lending Commitments principally include Corporate lending activity.

Supplemental Quantitative Details and Calculations

Page 1:
(1)	The following sets forth the net revenue impact of mark‐to‐market gains and losses on investments associated with DCP and compensation expense impact related to DCP:
			4Q25	3Q25	4Q24	4Q25 YTD	4Q24 YTD
		Net revenues	$17,890	$18,224	$16,223	$70,645	$61,761
		Adjustment for mark-to-market on DCP	5	(248)	9	(471)	(363)
		Adjusted Net revenues - non-GAAP	$17,895	$17,976	$16,232	$70,174	$61,398

		Compensation expense	$7,063	$7,442	$6,289	$29,216	$26,178
		Adjustment for mark-to-market on DCP	(95)	(300)	(92)	(764)	(672)
		Adjusted Compensation expense - non-GAAP	$6,968	$7,142	$6,197	$28,452	$25,506

	-	Compensation expense for deferred cash‐based compensation plans awards is calculated based on the notional value of the award granted, adjusted for changes in the fair value of the referenced investments that employees select. Compensation expense is recognized over the vesting period relevant to each separately vesting portion of deferred awards. The table above presents non-GAAP adjusted Compensation expense which excludes amounts recognized in Compensation expense associated with certain cash-based deferred compensation plans.
	-	We invest directly, as principal, in financial instruments and other investments to economically hedge certain of our obligations under these deferred cash‐based compensation plans. Changes in the fair value of such investments, net of financing costs, are recorded in net revenues, and included in Transactional revenues in the Wealth Management business segment. Although changes in compensation expense resulting from changes in the fair value of the referenced investments will generally be offset by changes in the fair value of investments recognized in net revenues, there is typically a timing difference between the immediate recognition of gains and losses on our investments and the deferred recognition of the related compensation expense over the vesting period. While this timing difference may not be material to our Income before provision for income taxes in any individual period, it may impact the Wealth Management business segment reported ratios and operating metrics in certain periods due to potentially significant impacts to net revenues and compensation expenses. The table above presents non-GAAP adjusted Net revenues which excludes amounts recognized in Net revenues related to mark-to-market gains and losses, net of financing costs, on investments associated with certain cash-based deferred compensation plans.

(2)	The Firm non-interest expenses by category are as follows:
			4Q25	3Q25	4Q24	4Q25 YTD	4Q24 YTD
		Compensation and benefits	$7,063	$7,442	$6,289	$29,216	$26,178
		Non-compensation expenses:
		Brokerage, clearing and exchange fees	1,128	1,141	1,180	4,679	4,140
		Information processing and communications	1,160	1,119	1,059	4,418	4,088
		Professional services	769	685	798	2,839	2,901
		Occupancy and equipment	491	473	527	1,872	1,905
		Marketing and business development	358	280	279	1,173	965
		Other	1,143	1,056	1,070	4,145	3,724
		Total non-compensation expenses (a)	5,049	4,754	4,913	19,126	17,723
		Total non-interest expenses	$12,112	$12,196	$11,202	$48,342	$43,901

	(a)	For the quarters ended December 31, 2025, September 30, 2025 and December 31, 2024 and twelve months ended December 31, 2025 and 2024, Firm results included an FDIC Special Assessment of $(32) million, $(8) million, $(4) million, $(40) million and $36 million, respectively. This FDIC Special Assessment was reported in the business segments' results as follows: Institutional Securities: 4Q25: $(14) million, 3Q25: $(3) million, 4Q24: $(2) million, 4Q25 YTD: $(17) million, 4Q24 YTD: $15 million; Wealth Management: 4Q25: $(18) million, 3Q25: $(5) million, 4Q24: $(2) million, 4Q25 YTD: $(23) million, 4Q24 YTD: $21 million.

Page 2:
(1)	Refer to page 1(2) End Notes from above.

Page 3:
(1)	Includes loans held for investment (net of allowance), loans held for sale and also includes loans at fair value which are included in Trading assets on the balance sheet.
(2)	As of December 31, 2025, September 30, 2025 and December 31, 2024, the U.S. Bank investment securities portfolio included held to maturity investment securities of $44.2 billion, $45.2 billion and $47.8 billion, respectively.

Page 4:
(1)	Capital ratios are estimates as of the press release date, January 15, 2026.

Page 5:
(1)	Institutional Securities average tangible common equity represents average common equity adjusted to exclude goodwill and intangible assets net of allowable mortgage servicing rights deduction. The adjustments are as follows: 4Q25: $457mm; 3Q25: $457mm; 4Q24: $482mm; 4Q25 YTD: $457mm; 4Q24 YTD: $482mm.

Supplemental Quantitative Details and Calculations

Page 6:
(1)	The following sets forth the net revenue impact of mark-to-market gains and losses on investments associated with DCP and compensation expense impact related to DCP:
		4Q25	3Q25	4Q24	4Q25 YTD	4Q24 YTD
	Net revenues	$8,429	$8,234	$7,478	$31,754	$28,420
	Adjustment for mark-to-market on DCP	21	(206)	26	(348)	(239)
	Adjusted Net revenues - non-GAAP	$8,450	$8,028	$7,504	$31,406	$28,181

	Compensation expense	$4,416	$4,388	$3,950	$16,950	$15,207
	Adjustment for mark-to-market on DCP	(66)	(222)	(58)	(535)	(431)
	Adjusted Compensation expense - non-GAAP	$4,350	$4,166	$3,892	$16,415	$14,776

(2)	Wealth Management average tangible common equity represents average common equity adjusted to exclude goodwill and intangible assets net of allowable mortgage servicing rights deduction. The adjustments are as follows: 4Q25: $13,088mm; 3Q25: $13,088mm; 4Q24: $13,582mm; 4Q25 YTD: $13,088mm; 4Q24 YTD: $13,582mm.

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(1)	Wealth Management other lending included $2 billion of non-purpose securities based lending on non-bank entities in each period ended December 31, 2025, September 30, 2025 and December 31, 2024.
(2)	Wealth Management deposits details for the quarters ended December 31, 2025, September 30, 2025 and December 31, 2024, are as follows:
		4Q25	3Q25	4Q24
	Brokerage sweep deposits	$142	$136	$140
	Other deposits	266	262	230
	Total deposits	$408	$398	$370

(3)	The number of stock plan participants declined slightly in the second half of 2025, primarily as a result of the previously announced dispositions of the Firm’s EMEA stock plan business.

Page 8:
(1)	Investment Management average tangible common equity represents average common equity adjusted to exclude goodwill and intangible assets net of allowable mortgage servicing rights deduction. The adjustments are as follows: 4Q25: $9,557mm; 3Q25: $9,557mm; 4Q24: $9,676mm; 4Q25 YTD: $9,557mm; 4Q24 YTD: $9,676mm.

Page 10:
(1)	For the quarters ended December 31, 2025, September 30, 2025 and December 31, 2024, Investment Management reflected loan balances of $93 million, $49 million and $204 million, respectively.

Page 11:
(1)	For the quarter ended December 31, 2025, the Allowance Rollforward for Loans and Lending Commitments is as follows:
		Institutional Securities	Wealth Management	Total
	Loans

	Allowance for Credit Losses (ACL)
	Beginning Balance - September 30, 2025	$822	$391	$1,213
	Net Charge Offs	(87)	—	(87)
	Provision	31	(26)	5
	Other	(2)	3	1
	Ending Balance - December 31, 2025	$764	$368	$1,132

	Lending Commitments

	Allowance for Credit Losses (ACL)
	Beginning Balance - September 30, 2025	$769	$15	$784
	Net Charge Offs	—	—	—
	Provision	11	2	13
	Other	—	1	1
	Ending Balance - December 31, 2025	$780	$18	$798

	Loans and Lending Commitments

	Allowance for Credit Losses (ACL)
	Beginning Balance - September 30, 2025	$1,591	$406	$1,997
	Net Charge Offs	(87)	—	(87)
	Provision	42	(24)	18
	Other	(2)	4	2
	Ending Balance - December 31, 2025	$1,544	$386	$1,930

Legal Notice

This Financial Supplement contains financial, statistical and business-related information, as well as business and segment trends.
The information should be read in conjunction with the Firm's fourth quarter earnings press release issued January 15, 2026.